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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported)   MARCH 2, 1998
                                                          -----------------


                          BRUNSWICK TECHNOLOGIES, INC.
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                      MAINE
                                      -----
                 (State or Other Jurisdiction of Incorporation)


        0-22089                                        01-402052
        -------                                        ---------
(Commission File Number)                    (IRS Employer Identification No.)


     43 BIBBER PARKWAY, BRUNSWICK , MAINE                          04011
     ------------------------------------                          -----
   (Address of Principal Executive Offices)                      (Zip Code)


                                  207-729-7792
                                  ------------
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)




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                                TABLE OF CONTENTS

                                    FORM 8-K

                                  March 2, 1998




                               ITEM                                      PAGE
                               ----                                      ----

Item 2.   Acquisition of Assets pursuant to Agreement by and
          among T&N PLC, Tech Textiles International Limited,
          Brunswick Technologies Europe Limited and Brunswick
          Technologies, Inc. dated as of March 2, 1998                     1

Item 7.   Financial Statements and Exhibits                                1

Signature                                                                  3

Exhibits                                                                 E-1




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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

              On March 2, 1998, Brunswick Technologies, Inc. (the "Company") acquired the technical know-how and intellectual property of Tech Textiles International Limited ("TTI"), and through the Company's wholly owned subsidiary, Brunswick Technologies Europe Limited ("BTE"), acquired substantially all of the remainder of the assets of TTI, pursuant to the terms of an Agreement dated March 2, 1998 among the Company, BTE, TTI and TTI's parent, T&N PLC (the "Agreement"). The purchase price was three million, six hundred thousand pounds Sterling ($5,919,480 based on an exchange rate of 1.6443). The Agreement provides for a post-closing adjustment between the parties to the extent of any variation in working capital of TTI as of March 2, 1998 from 800,000 pounds Sterling (approximately $1,300,000). BTE assumed substantially all of TTI's contractual obligations, which consist principally of a real estate lease, personal property leases, ordinary trade debt and ongoing contracts.

              The assets acquired were those used by TTI in the manufacture and distribution of non-crimp composite reinforcing fabrics for composite materials. The products produced by TTI have applications in marine, aerospace, automotive and wind generation products. BTE will continue the existing business based in Andover, England and plans to expand in its existing and new markets. In addition, it will manufacture and market products currently produced and later developed by the Company.

              The acquisition was financed with proceeds of the Company's public offering closed in February 1997. The acquisition was effected pursuant to the Agreement, and the purchase price and other terms were determined by negotiation between the Company's management and the management of T&N PLC. The transaction will be accounted for by the Company as a purchase effective as of March 2, 1998.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              a.  Financial statements of businesses acquired.

                       Financial statements required by this item shall be filed not later than 60 days after the date that this initial report on Form 8-K must be filed.

              b. Pro forma financial information.

                       Pro forma financial information required by this item shall be filed not later than 60 days after the date that this initial report on Form 8-K must be filed.


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              c.  Exhibits.

                       The following exhibit is filed with this report:

                       EXHIBIT NO.                        DESCRIPTION
                       -----------                        -----------

                           2 Agreement by and among Brunswick Technologies, Inc., Brunswick
                                            Technologies Europe Limited, T&N PLC
                                            and Tech Textiles International
                                            Limited, dated as of March 2, 1998.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BRUNSWICK TECHNOLOGIES, INC.


Date: March 13, 1998                By: /S/ ALAN CHESNEY
                                        -----------------------
                                        Alan Chesney, Treasurer




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                                  EXHIBIT INDEX


EXHIBIT NO.             DESCRIPTION
-----------             -----------

                        Agreement  by and among  Brunswick  Technologies,  Inc.,
2 Brunswick Technologies Europe Limited, T&N PLC and Tech Textiles International Limited, dated as of March 2, 1998.